SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                Date of Report (date of earliest event reported):
                                December 29, 2006

                             UNIVERSAL TRAVEL GROUP
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             (Exact Name of Registrant as Specified in its Charter)

Nevada                            000-51516                         20-0667864
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State of                          Commission                        IRS Employer
Incorporation                     File Number                       I.D. Number

       10940 Wilshire Boulevard, Suite 1600, Los Angeles, California 90024
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                     Address of principal executive offices

                  Registrant's telephone number: (310) 443-4151

                             TAM of Henderson, Inc.
                               Shennan Zhong Road
                                 PO Box 031-046
                                 Shenzhen, China

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02  Departure of Directors or Principal Officers, Election of Directors;
           Appointment of Principal Officers

      On December 29, 2006, Ms. Hoi-Yiu Lee resigned from the Board of Directors of Universal Travel Group (the "Company") and as Secretary of the Company. On the same date, the Board of Directors elected Mr. Jing Xie as a director and Secretary to fill Ms. Lee's unexpired term. Mr. Xie shall serve as a director and as Secretary for the unexpired term or until his successor is duly elected and qualified or until his death, resignation or removal, in accordance with the Company's By-Laws.

      Since March 2005, Mr. Jing Xie has served as a Deputy General Manager at the Company. Mr. Xie graduated from Economics & Business Faculty, University of Sydney, located in Sydney, Australia, with a Bachelor of Commerce degree.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 2, 2007

                                        UNIVERSAL TRAVEL GROUP


                                        By: /s/ Jiangping Jiang
                                            ------------------------------------
                                            Jiangping Jiang,
                                            Chairman and Chief Executive Officer